Exhibit 4.3

% Cumulative Convertible Perpetual Preferred Stock, Series B PAR VALUE $0.01 Certificate Number [Number]	% Cumulative Convertible Perpetual Preferred Stock, Series B Shares [Number of Shares]

FIRST COMMUNITY BANK CORPORATION OF AMERICA

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT is the owner of	NAME [NUMBER OF SHARES]	CUSIP 3198SE308

FULLY PAID AND NON-ASSESSABLE SHARES OF     % CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK, SERIES B, PAR VALUE $0.01 PER SHARE AND A LIQUIDATION PREFERENCE OF $25.00 PER SHARE PLUS ACCRUED AND UNPAID DIVIDENDS, OF

FIRST COMMUNITY BANK CORPORATION OF AMERICA, a Florida corporation (the “Corporation”), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid or obligatory for any purpose unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

President & Chief Executive Officer
	[CORPORATE SEAL]	TRANSFER AGENT AND REGISTRAR

By:
Corporate Secretary		Authorized Signature

FIRST COMMUNITY BANK CORPORATION OF AMERICA

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION OR THE TRANSFER AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT WITH RESPECT TO SHARES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)

TEN ENT - as tenants by the entireties	UNIF TRF MIN ACT - Custodian (until age) (Cust) (Minor) under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, Hereby sell, assign and transfer unto

                                                                                                                                                                                                         Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                         Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: , 20 Signature:

Signature(s) Guaranteed: Medallion Stamp

THE SIGNATURE(S) SHOULD BE

GUARANTEED BY

AN ELIGIBLE GUARANTOR INSTITUTION

(Banks, Stockbrokers, Savings and Loan

Associations and Credit Unions)

WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM

PURSUANT TO S.E.C. RULE 17Ad-15

Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alternation or enlargement, or any change whatever